6. Equity and Stock-based Compensation: Schedule of Share Based Compensation Award Stock Options Valuation Assumptions Warrants Table Text Block (Tables)	12 Months Ended
Mar. 31, 2018
Tables/Schedules
Schedule of Share Based Compensation Award Stock Options Valuation Assumptions Warrants Table Text Block

The weighted average fair value of the option grants issued in fiscal year 2016 was $0.018 per share.  The option grants were estimated on the date of the grant using the Black-Scholes option pricing model and using the following assumptions:

Expected option life (years)	2.5 years
Expected life in years	1.12%
Expected volatility	106%

The weighted average fair value of the option grants issued in fiscal year 2018 was $0.020 per share.  The option grants were estimated on the date of the grant using the Black-Scholes option pricing model and using the following assumptions:

Expected option life (years)	5 years
Expected life in years	1.56%
Expected volatility	122%